Zacks All-Cap Core Fund
Investor Class Shares - CZOVX
Class C Shares - CZOCX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated October 2, 2017, to the
Summary Prospectus dated April 1, 2017.

Effective October 1, 2017 (the “Effective Date”), Zacks Investment Management, Inc. (the “Advisor”) has lowered its management fee from 0.90% to 0.80% of the Fund’s average daily net assets. In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, from 1.65% and 2.40% to 1.55% and 2.30% of the average daily net assets of the Fund's Investor Class and Class C shares, respectively. Accordingly, the Fund’s Summary Prospectus is supplemented by replacing the “Fees and Expenses” table with the following table:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class Shares	Class C Shares
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None	1.00%[2]
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

ANNUAL FUND OPERATING EXPENSES[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%	0.80%
Distribution and/or service (Rule 12b-1) fees	0.25%	1.00%
Other expenses	0.55%	0.55%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total annual fund operating expenses	1.67%	2.42%
Fees waived and/or expenses reimbursed[3]	(0.05%)	(0.05%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]	1.62%	2.37%

1	The expense information in the table has been restated to reflect the current management fee and expense cap, effective October 1, 2017.
2	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months of owning them and 0.50% during months 13-18.

3
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% and 2.30% of the average daily net assets for Investor Class Shares and Class C Shares of the Fund, respectively. This agreement is in effect until March 31, 2020 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$165	$522	$903	$1,972
Class C	$343	$750	$1,286	$2,753

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C	$240	$750	$1,286	$2,753

The example does not reflect sales loads on reinvested dividends and capital gains. If these sales loads were included, your costs would be higher.

Please retain this Supplement with your records.